Exhibit 10.11

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Automobile Finance Lease Contract

Sale-Leaseback

Contract No.

Finance lease sale-leaseback refers to the contract whereby the lessee sells his own automobile to the lessor for the purpose of financing, and then leases the automobile from the lessor via this contract with the rent and other payments paid. In accordance with Contract Law of the People’s Republic of China and relevant laws and regulations, the parties hereto, on the principles of equality, voluntariness, integrity and credit, and on the basis of full consultation, sign and enter into this contract for mutual compliance.

Article 1 Special notes and exceptions

1.1 In accordance with relevant provisions of Contract Law, the lessor hereby reiterates and draws the attention of the lessee to the lessee’s relevant liabilities and risks and the lessor’s exceptions herein.

1.2 The lessor shall provide financing support to the lessee by means of sale-leaseback. Under any circumstance after the lease, the lessee shall pay the rent and other payables to the lessor in full and on time.

1.3 The lessee shall handle issues related to automobile handover, installation, bill issuance, quality, three guarantees, maintenance, intellectual property rights and others at its discretion. In case of return and replacement of the goods, the lessee shall inform the lessor in advance.

1.4 The ownership of the leased automobile and other rights and interests shall be immediately transferred to the lessor upon signing of this contract by the lessee. Before the lessee pays all the rent and payables, the ownership of the leased automobile shall remain with the lessor within the term of lease.

1.5 The lessee shall pay the rent to the lessor in full and on time, and in case of overdue payment, shall pay a late payment penalty equal to 0.2% of the overdue amount on each natural day from the due date in the Lease Payment Form to the actual payment date of the lessee according to simple interest. In case of termination of this contract, the lessee shall pay the lessor liquidated damages equal to 8% of the total rent. The handling fee and deposit charged by the lessor shall not be refunded.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

1.6 In case of overdue payment for the rent and other payables or threats to the ownership and safety of the leased automobile and other breach of contract by the lessee, the lessor shall take remedy measures, including but not limited to retrieving on its own or entrusting a third party to retrieve the automobile, filing a lawsuit, submitting bad credit information, and submitting the list of persons to be executed for breach of trust.

1.7 The lessor shall not be bound to any representations, warranties or undertakings made by the seller to the lessee and shall not be liable therefor.

1.8 The lessor shall not be liable for any fault, imperfection, defect or after-sales service of the leased automobile. The lessor shall not be liable for delay in delivery, installation, issuance of bill and invoice, and certificate of the leased automobile, failure in licensing and mortgaging due to the lessee, as well as other problems caused by the seller.

1.9 The lessor shall not be liable for any damage or loss of the leased automobile caused by the lessee’s possession or use, or for any loss caused by the lessee or any third party. In case of any litigation or loss arising therefrom, the lessee shall fully indemnify the lessor.

1.10 The lessee shall authorize the lessor to inquire, use and submit the lessee’s credit information to Credit Reference Center, the People’s Bank of China, and it has already known that overdue payment and breach of contract may lead to the lessee’s recording on the credit blacklist, which will have adverse effects on its credit status.

1.11 The lessee confirms that the mailing address and contact information set forth herein are accurate and valid. If the service address and contact information provided are inaccurate or the changed address is not timely informed, the lessee shall bear the legal consequences arising therefrom.

1.12 The lessee confirms that the place of signing this contract with the lessor is Tianning Building, No. 138 West Zhongshan Road, Ningbo City, China. In case of any dispute arising between both parties due to performance of this contract, it shall first be settled through friendly negotiation. If the negotiation fails, either party shall file a lawsuit with the court with jurisdiction over the place of signing as agreed herein.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Article 2 Leased automobile

2.1 Purchase of a leased automobile

2.1.1 The lessee guarantees that it has complete ownership of the transferred automobile, and that the automobile is in good performance and quality, does not involve any dispute, and is not the object of recourse by anyone. The transferred automobile does not involve any claim, mortgage, pledge, security interest and interest and other rights. In case that any third party files rights or claims for the leased automobile according to law, all losses of the lessor caused thereby shall be borne by the lessee. See other relevant documents signed by the lessee for details of the leased automobile.

2.1.2 In case that the lessee transfers the ownership of the leased automobile to the lessor, such transfer shall start from the date of signing hereof. The sole purpose of transferring the leased automobile from the lessee to the lessor is to lease the automobile to the lessee by the lessor.

2.1.3 Total price of the leased automobile transferred by the lessee to the lessor is equal to the value of the leased items listed in the Lease Payment Form hereunder.

2.1.4 Payment conditions for transfer price of the leased automobile:

2.1.4.1 Both the lessor and the lessee have signed and entered into this contract and relevant annexes, guarantee documents and supplementary documents and they have come into force;

2.1.4.2 Down payment, performance bond and renewal bond that the lessee shall pay according to this contract and the Lease Payment Form have been paid and transferred to the account.

2.1.4.3 Other conditions agreed in writing have been fulfilled.

2.1.5 The lessee shall, after signing of this contract, issue an application to the lessor for payment approved by the lessor, and the lessor shall, upon receipt of such application, pay the payment for purchase of the leased automobile to the account designated by the lessee.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.1.6 The right to claim for defects in quality of the leased automobile shall be enjoyed by the lessee. In case of any problem in quality, quantity, warranty and after-sales service of the leased automobile, the lessee shall make a direct claim to the seller other than the lessor. The claim fee and results have nothing to do with the lessor.

2.1.7 Regardless of any loss caused to the lessee due to any quality defect of the leased automobile, the lessee’s exercise of any right against the seller of the leased automobile shall not affect the lessee’s obligation for rent payment hereunder, and the lessee shall still pay the rent and other payables to the lessor.

2.2 Delivery of the leased automobile

2.2.1 As the leased automobile is owned and actually possessed by the lessee before signing of this contract, and is still taken on lease by the lessee after purchase by the lessor, the lessor shall not assume the obligation to deliver the leased automobile to the lessee, and the delivery of the leased automobile hereunder shall be completed upon effectiveness of this contract. During the term of lease, the lessor is the sole owner of the leased automobile.

2.2.2 The Lease Payment Form, Lease Receipt, Delivery Sheet, Acceptance Sheet or other documents related to the delivery signed by the lessee are the evidence that the lessor has fulfilled the obligation to deliver the leased automobile to the lessee.

2.2.3 The lessee’s signature of the Lease Receipt, Lease Payment Form and other documents related to the delivery indicates that the lessee has irrevocably received and actually possessed the leased automobile without any objection, and shall irrevocably pay the rent and other payables as agreed.

2.2.4 According to relevant laws and regulations, the lessee shall complete relevant governmental inspection, license and registration of the leased automobile, and bear the tax and expenses involved.

2.2.5 Before the lessee has completed the payables hereunder, the initial original invoice, the original invoice, the original quality certificate, the original vehicle registration certificate, the original tax payment certificate and other documents of the leased automobile shall be kept by the lessor. The lessor may keep a spare automobile key (which shall be returned to the lessee upon full settlement hereof) upon the lessor’s active request.

2.3 Registration and mortgage registration of the leased automobile

2.3.1 The lessee shall go through the licensing and mortgage procedures, and the automobile is pledged to the lessor or the third party designated by the lessor.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.3.2 Without the prior written consent of the lessor, the lessee shall not mortgage or pledge the leased automobile to a third person. After the lessee pays off the payables hereunder in full, the lessor shall timely cooperate with the lessee to complete the procedures of transfer of ownership of the leased automobile and mortgage cancellation, and deliver relevant certificates of ownership to the lessee. The lessee shall be liable for failure in ownership transfer due to the leased automobile or the lessee.

2.3.3 During the term of lease, the lessee shall timely handle and maintain all matters required by law and the government, including but not limited to obtaining administrative licensing, paying fees, applying for a license, obtaining certifications and carrying out annual inspection.

2.3.4 In case of any risks caused by the lessee’s failure to register the automobile in time, including but not limited to failing in claiming for a insured event, being fined and detained by national organs, being unable to register the automobile, being unable to continue for use and operation, such risks shall be borne by the lessee itself.

2.4 Protection of the right in rem of the leased items

2.4.1 The ownership of the leased automobile and other rights and interests shall be transferred to the lessor immediately upon signing of this contract by the lessee. The ownership of the leased automobile and related certificates shall remain with the lessor until the lessee pays off the payables in full and the lessor issues settlement certification and ownership transfer documents.

2.4.2 The lessor shall guarantee the lessee’s rights of possession, use and income of the leased automobile during the term of lease (except that the lessor exercises remedy measures due to the lessee’s violation of this contract), and the lessee’s exercise of the abovementioned rights shall not impair the lessor’s ownership of the leased automobile.

2.4.3 During the term of lease, the lessee has no right to dispose of the leased automobile. Without written consent of the lessor, the lessee shall not sell, lend, invest, change, transform, interchange, donate, pledge, mortgage the leased automobile or take any other actions related to disposal of the ownership of the leased automobile. Without written consent of the lessor, the lessee shall not lease the automobile for re-lease.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.4.4 Within the term of lease, the lessee shall not express or imply in any form that it has the ownership and the disposal right of the leased automobile. In case that the lessee involves a debt dispute or goes bankruptcy according to law, it shall apply to the court, the creditor or the liquidation committee not to enjoy the ownership and the disposal right of the leased automobile, shall not take the leased automobile as litigation preservation or pay a debt with the leased automobile, and must inform the lessor at the same time.

2.4.5 During the term of lease, the lessee shall, in accordance with requirements of the manufacturer and the lessor, maintain and repair the leased automobile on schedule to keep it in normal condition and with normal performance, and bear all the costs for repair and maintenance within the term. The lessee’s regular maintenance mileage of the leased automobile shall not exceed that specified by the manufacturer. In case of replacing parts, without written consent of the lessor, the parts supplied by the original manufacturer of the leased automobile shall be replaced with only. Within the term of lease, in case of failing to timely carry out maintenance, repair and annual inspection, and pay expenses for insurance, vehicles and vessels and traffic and other taxes and fees due to the lessee, the lessee shall be liable for the fines caused thereby. In case of any loss to the lessor arising therefrom, the lessee shall compensate.

2.4.6 The lessee shall not operate the leased automobile without a license and against regulations; not use the leased automobile to engage in operations that do not meet its qualifications; not make the leased automobile retained, sealed up, impounded, auctioned or enforced, and in case of such situation, it shall immediately notify the lessor and take reasonable measures; not transport the leased automobile out of mainland China; have other acts that impair safety of the leased automobile or infringe the lessor’s right in rem to the leased automobile.

2.4.7 The lessee agrees the lessor or its authorized party to install a GPS device system on the leased automobile and obtain the driving route information for the lessor’s handling post-loan management and other finance lease services. The lessee undertakes not to refit, damage or dismantle the system during the term of lease. If the lessee refits or dismantles the system without permission during the term of lease, the lessor shall be entitled to immediately terminate the contract and require the lessee to assume the liability for breach of contract. If the GPS system fails to operate normally during the term of lease and the lessee still fails to cooperate with the maintenance within 24 hours upon the lessor’s reminder, the lessor or its authorized party shall be entitled to forcibly trailer the automobile back for repair of the GPS system.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.4.8 In case of any damage and loss of the leased items and any loss to the lessee or a third person caused by traffic accidents, safety accidents and third-party claim events or any other circumstances in the process of the lessee’s possession and use of the leased automobile, the lessee shall be held liable. During the term of lease, all traffic fines recorded in the name of the leased automobile shall be borne by the lessee. In case that a third party (including the personnel on the automobile) suffers losses due to custody and use of the leased automobile (including auxiliary equipment), the lessee shall be liable for compensation (including the automobile owner’s liability) and the lessor shall not assume any liability. In case of any loss caused thereby, like legal fees incurred by the lessor when responding a lawsuit in the event of a traffic accident, such loss shall be borne by the lessee. The lessor shall be entitled to inspect use of the leased automobile, and the lessee shall provide convenience for the lessor’s work.

2.4.9 Without written consent of the lessor, the lessee shall not make any material refit or addition to the leased automobile. Any item attached by the lessee to the leased automobile shall be owned by the lessor, and the lessor shall not compensate the lessee and the rent shall not be adjusted accordingly. In case of any damage to the leased automobile, the lessee shall restore it to its original condition and compensate for the loss.

2.5 Insurance of the leased automobile

2.5.1 In order to ensure security of the leased item, within the term of lease, the lessee must insure the leased item and renew specified insurance. The specific insurance shall be subject to the Lease Payment Form, and the specific insurance rights and interests shall be subject to the policy. The first beneficiary of the insurance shall be the lessor, and the lessor shall enjoy the exclusive preferential right of the insurance indemnity amount. During the term of lease, in case of failing in insuring, renewing the insurance and being unable to insure for the leased item due to the lessee, the losses arising therefrom shall be borne by the lessee.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.5.2 The insured event shall not affect payment for rent and all other obligations of the lessee hereunder.

2.5.3 The insurance compensation obtained as a result of the insured event shall be used by the lessor at its sole discretion for the following purposes: (1) used to offset all the rent and other payables of the lessee; (2) used as the cost for repairing the leased item to the normal state for use; (3) after the lessor receives compensation, in case of any surplus, it shall be paid by the lessor to the lessee. If it is insufficient to pay the lessor, the lessor shall be entitled to continue to claim.

2.6 Loss risk of the leased automobile

2.6.1 Within the term of lease, the lessee shall, in strict accordance with provisions of the manual on the leased automobile, reasonably use and operate the leased automobile and maintain it regularly in order to keep it in good working condition and appearance, and the expenses incurred thereby shall be borne by the lessee.

2.6.2 Within the term of lease, the lessee shall bear damage, loss and all the other risks of the leased automobile, mainly including damage, loss and loss of control (collectively referred to as “loss”) caused by fire, flood, storm, earthquake, robbery and accident during operation, movement and storage of the leased automobile.

2.6.3 In case of damage to the leased automobile in part, the lessee shall immediately notify the lessor, and the lessor shall be entitled to require the lessee to repair the leased automobile to a fully serviceable condition, or replace with an object of the same status, performance and value as the leased automobile, which has been approved by the lessor. All expenses involved shall be borne by the lessee.

In case that the leased automobile is damaged or lost in whole or in part, the lessor shall be entitled to: 1) terminate this contract and require the lessee to immediately pay the overdue rent and fine, all the undue rent, liquidated damages and other payables; 2) require the lessee to replace the leased automobile at its own cost with an object approved by the lessor of the same status, performance and value as the leased automobile, and the ownership of such replaced leased automobile shall automatically become vested in the lessor.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.6.4 The lessor may provide assistance for insurance contract disputes, property damage compensation disputes and other litigation or claims between the lessee and a third party, but the costs, litigation risks and risks of unsuccessful claims arising therefrom shall be borne by the lessee, and the lessee’s obligations to pay the rent and other payables and other obligations hereunder shall not be delayed or exempted due to any circumstance of the aforesaid litigation or claims.

2.7 Disposal of the leased item upon termination of the contract

2.7.1 Within the term of lease, the lessee shall pay all the rent and other payables agreed herein in full and on time. Upon expiration of the term of lease, the lessor shall handle the procedures related to transfer of the ownership after the lessee pays the corresponding retention price. As the leased item is controlled and managed by the lessee, handling of the ownership procedure does not involve delivery of the leased automobile to the lessee.

2.7.2 In case that this contract is terminated due to the lessee’s breach of contract, the lessee shall return the leased automobile to the lessor, except for normal wear and tear, the leased automobile shall be in the same status with that at delivery. In case of any damage, the lessee shall bear all expenses incurred by the lessor in repairing, restoring and appraising the leased automobile, and all losses caused by failure to restore the automobile to its original condition.

2.7.3 In case that the lessor terminates the contract due to the lessee’s breach of contract, the lessee shall deliver the leased automobile to the place designated by the lessor within the specified time and return it to the lessor, with relevant receipts and the list of the leased item attached. The expenses for disassembly, packaging, freight and other related expenses shall be paid by the lessee.

2.7.4 The lessee undertakes that, if the lessor reclaims on its own or entrusts others to reclaim the leased automobile due to the lessee’s breach of contract, the lessor need not notify the lessee in advance, and shall be entitled to enter the site where the leased automobile is located for the reclaiming. The losses caused thereby to the lessee or a third party shall be borne by the lessee. The lessee shall pay RMB 7,000/set to the lessor as the payment of reclaiming. If the lessee hinders the lessor from exercising the right of reclaiming, the lessee shall bear the costs and expenses caused thereby to the lessor and assume the corresponding liability.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

2.7.5 In the process of reclaiming and disposing the leased automobile by the lessor, the lessee shall, in accordance with requirements of the lessor, handle disassembly, packaging, transport, storage, auction or sale, appraisal, ownership transfer and other matters of the leased automobile. In case that the ownership transfer needs assistance from the lessee, the lessee shall provide assistance according to requirements of the lessor, and all costs caused thereby shall be paid by the lessee.

2.7.6 From the date of reclaiming of the leased automobile, the lessee shall repay the debt due in full and retrieve the leased automobile within the stipulated time (7 days). If the lessee fails to handle the procedure of retrieving within the time limit, the lessor shall be entitled to directly dispose of the leased automobile for resale, and the lessee has no right to claim on the automobile. In order to dispose of the leased automobile, the lessor and its authorized party are entitled to enter any place where the leased automobile may be located for reclaiming, and the lessee is obliged to cooperate as required by the lessor.

2.7.7 Both parties agree that the ownership of the leased automobile shall belong to the lessor when this contract is deemed invalid for any reason.

Article 3 First installment, rent, tax and other payables

3.1 First installment

3.1.1 The first installment generally may include down payment for financing, performance bond, renewal bond, management fee, insurance premium, mortgage fee, handling fee, credit investigation fee, GPS fee and other receivables. The specific fee and amount shall be determined by the Lease Payment Form and other documents approved by the lessee.

3.1.2 The lessee shall, within five working days upon signing this contract, pay the total amount of the first installment specified in the Lease Payment Form to the lessor in full. If it is otherwise agreed in writing by both parties hereto, the payment shall be made as agreed.

3.1.3 Down payment for financing refers to the down payment for financing paid by the lessee to the lessor.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

3.1.4 Performance bond: The lessee shall pay the performance bond as agreed. After the lessee fully performs this contract, the performance bond shall be returned to the lessee within five working days upon expiration of the term of lease, or offset the remaining payables at the time of settlement. If this contract is terminated due to the lessee’s breach of contract, the performance bond charged by the lessor shall not be refunded. During the period when the lessor holds the performance bond, no interest shall be paid on the performance bond.

3.1.5 Renewal bond: In order to urge the lessee to renew the insurance in time, the lessee shall pay the renewal bond to the lessor. After the lessee fully performs this contract, the renewal bond shall be returned to the lessee within five working days upon expiration of the term of lease, or offset the remaining payables by the lessor at the time of settlement. During the period when the lessor holds the renewal bond, no interest shall be paid on the renewal bond. If the insurance renewal premium is not paid in full and on time, the renewal bond charged by the lessor shall not be refunded.

3.1.6 Management fee: If the management fee payable is agreed, the lessee shall pay the lease management fee as agreed. Such management fee is only limited to daily financial management and warrant management by the lessor related to the leased automobile within the scope hereof, excluding operation management within the scope of the lessee’s right to use. If this contract is dissolved due to the lessee’s breach of contract, the management fee charged shall not be refunded.

3.1.7 The handling fee and the GPS fee are one-time fees and shall not be refunded after collection.

3.1.8 The lessee shall bear the expenses incurred in registration, licensing, mortgage, notarization and other real rights protection in rem of the leased automobile.

3.2 Rent

3.2.1 Finance lease rent refers to the monetary fund used to repay the principal and interest to the lessor by the lessee at the agreed interest rate and within the agreed time limit, including the principal and interest of the rent. The rent shall not be refunded after payment. The time and amount of rent paid by the lessee to the lessor shall be subject to the Lease Payment Form.

3.2.2 The lessor and the lessee have fully negotiated the term of lease, starting time of lease, repayment time, interest rate, amount of principal and interest of each rental, and undertake to pay the rent in full and on time as agreed in the Lease Payment Form.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

3.2.3 The principal of the rent shall be calculated on the basis of the total cost for purchase of the automobile by the lessee, including but not limited to the price, insurance, purchase tax, vehicle and vessel tax, extended warranty, and decoration fee of the leased automobile. The total cost of the leased automobile shall be subject to the Lease Payment Form.

3.2.4 The interest rate of the rent shall be fixed or floating, as specified in the Lease Payment Form. In case of the fixed interest rate and adjustment of loan benchmark interest rate of The People’s Bank of China within the term of lease, the amount of the rent shall not be adjusted. In case of the floating interested rate and adjustment of loan benchmark interest rate of The People’s Bank of China within the term of lease, from the next installment of rent upon the date of adjustment on the interest rate, the lease interest rate shall be automatically updated with the same direction and range, and the lessee shall pay the rent to the lessor on time according to the new rent standard. The lessee acknowledges that rent that updates due to interest rate fluctuations shall not be considered amendments to this contract and that the lessor need not obtain consent of the lessee. The lessor may provide one or more notification services such as SMS, WeChat, mail, website announcement, telephone and mail to the lessee, and the lessee shall not refuse to pay the rent according to the new rent standard on the grounds of not receiving the rent update notice.

3.2.5 The lessee shall pay the rent and other payables herein by bank transfer, or authorizing a bank or a third-party payment agency for withholding.

3.2.6 Starting date of the lease herein shall be the date specified in the Lease Payment Form by the lessor, and the lessee shall pay the rent and other payables on time and in full in any circumstance upon starting of the lease. If the repayment date is a holiday, the payment shall be made in advance on the working day before the holiday.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

3.2.7 Within six months from the date of lease, the lessee shall not apply for settlement in advance. After the expiration of six months, if the lessee requests to fully terminate this contract in advance at one time, it shall notify the lessor in writing one month in advance and obtain written consent of the lessor. The lessee shall pay the payment for advance termination to the lessor’s account in lump sum before the date of advance termination, which shall include: 1) the unpaid overdue payment payable up to the date of advance termination, including but not limited to the rent, overdue fine, liquidated damages and other payments; 2) the principal of the undue rent; 3) the handling fee for advance termination equal to 3% of the remaining principal of the rent. It shall be calculated on the basis of RMB 1,000, if the handling fee is less than RMB 1,000. Specific amount of the payment for advance termination shall be subject to the lessor’s calculation. The lessor shall settle the account upon receipt of all such termination payments.

3.2.8 The lessor agrees that, within 30 days prior to expiration of each rent payment date, the lessee may apply for extension to the lessor in writing. Upon approval by the lessor, the rent shall be re-calculated and the extension period shall start from the next month after the approval; after the extension, other clauses hereof shall automatically apply to the extension period and the guarantor, except the clause on rent. If the extension is approved by the lessor, the lessee shall pay RMB 500/time for the application.

3.2.9 The lessor shall be entitled to demand payment from the lessee for all costs and expenses incurred by the lessor to cause the lessee to perform this contract (hereinafter referred to as performance fee, including but not limited to assessment fee, appraisal fee, litigation fee, preservation fee, execution fee, travel fee, lawyer’s fee, legal service fee, auction fee, ownership transfer fee, audit fee, investigation fee and other fees charged by various intermediaries and service agencies), part of which shall not be less than: (1) RMB 50/time for the lessor’s sending a letter of collection; (2) RMB 500/time for the lessor’s entrusting the law firm to send a lawyer’s letter; (3) RMB 600/time for door-to-door collection by the lessor’s entrusted representative; (4) 20% of all the unpaid amount of the lessee from the date of entrustment in case of entrusting a third party to collect by the lessor.

3.3 Tax

3.3.1 All customs duties, value-added taxes and other taxes related to the leased automobile hereunder shall be borne by the lessee.

3.3.2 The lessee shall immediately pay to the lessor the taxes and fees paid by the lessor on behalf of the lessee.

3.3.3 If enjoying the treatment of tax reduction or exemption stipulated by the State, the lessee shall handle related procedures of tax reduction or exemption, and the lessor shall provide assistance without assuming liability for whether the lessee can obtain the treatment of tax reduction or exemption.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

3.4 Payment and settlement order

3.4.1 The lessee agrees with the settlement in the following order: Advanced insurance premium, other arrears advanced, reclaiming fee, performance fee, performance bond, renewal bond, overdue fine, liquidated damages, damages, application fee, interest on overdue rent, principal of overdue rent, interest on current rent, principal of current rent, retention price. If the lessee fails to pay off all the payment on the date of payment, it shall be deemed that the lessee does not to pay the current rent in full.

3.4.2 If the lessor and the lessee have signed multiple finance lease contracts, the lessor shall be entitled to separately decompose each payment charged to the lessee in accordance with the provisions of Paragraph 3.4.1 hereof.

Article 4 Guarantee

4.1 In order to ensure that the lessee performs its obligations hereunder, the guarantor shall voluntarily provide a joint and several liabilities guarantee for the lessee.

4.1.1 The guarantor shall provide a joint and several liabilities guarantee.

4.1.2 The scope of the guarantee shall include that the lessee fails to pay the first installment, rent, overdue fine, damages, liquidated damages and other expenses payable by the debtor in full and on time as agreed herein as well as the ownership or value of the leased automobile sustains infringement or loss.

4.1.3 The guarantee period is from the effective date of the contract to three years upon expiration of performance of this contract.

4.1.4 The guarantee or guaranty shall be deemed as establishment and effectiveness upon signature or seal on this contract by the guarantor.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Article 5 Breach of contract and remedies for such breach

5.1 The lessee’s breach of contract:

5.1.1 The lessee fails to acquire the ownership of the leased automobile, resulting in losses to the lessor.

5.1.2 The lessee fails to pay the first installment, rent and other payables in full and on time as agreed herein, and has not fulfilled it within 3 working days upon urgent.

5.1.3 The lessee violates the provisions of Article 2 hereof, and infringes the lessor’s ownership of the leased item and impairs safety of such item.

5.1.4 The lessee fails to handle the procedures of licensing, registration, mortgage, insurance and insurance renewal of the leased automobile, and is unable to or refuse to deliver the invoice, registration certificate, insurance policy and other important documents to the lessor.

5.1.5 The lessee sustains closure, suspension of business, bankruptcy reorganization, liquidation, merger or transfer of substantive assets, or deterioration of operating conditions and loss of solvency, and fails to provide a corresponding guarantee as required by the lessor.

5.1.6 The lessee is involved in major litigation, arbitration or criminal proceedings, or its property is subject to compulsory measures.

5.1.7 The lessee or the guarantor is included in the bad list of the bank or the State organ.

5.1.8 The lessee is unable to pay off any debts that are due.

5.1.9 The lessee signs an agreement with a third party, which may damage interests of the lessor.

5.1.10 The lessee makes false statements or the materials conceal the truth.

5.1.11 The lessor is unable to contact the lessee due to the lessee.

5.1.12 The lessee uses the leased automobile to engage in criminal acts.

5.1.13 The source of funds for repayment is not legal or has been confiscated.

5.1.14 Any other violation of the performance hereof.

5.2 Remedies for the lessee’s breach of contract

In case of any of the aforesaid breach of contract by the lessee, the lessor may, by itself or entrusting a third party, take one or more of the following remedies:

5.2.1 In case of overdue arrears, the lessee shall be required to pay all the arrears due and stop using the leased items through collection by means of telephone, SMS, letter, door-to-door, retrieving the leased items, and litigation.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

5.2.2 The lessee or a third party shall be required to stop the infringement, remove the nuisance, eliminate the danger, return the property or warrant, restore to the original state and compensate for the loss.

5.2.3 The maintenance service provider shall be required to stop relevant services.

5.2.4 The lessee’s use of the leased item shall be suspended by on-site or remote shutdown, locking machine or other means.

5.2.5 Retrieve the leased item without judicial procedures or apply with the people’s court with jurisdiction for taking compulsory measures to retrieve the leased item.

5.2.6 Declare accelerated expiration, collect all the rent in advance, and require the lessee to immediately pay all the rent hereunder (including the overdue but unpaid rent and the undue rent) and other payables.

5.2.7 The lessor shall be entitled to unilaterally terminate this contract.

5.2.8 Claim for all performance costs incurred in order to urge the lessee to perform this contract.

5.2.9 Claim for all kinds of losses to the lessor caused by the lessee’s breach of contract. The losses hereunder include but are not limited to the total amount of the principal balance of the rent not collected and the interest accrued on the outstanding principal of the rent not collected at dissolution or termination of this contract.

5.2.10 In case of any breach of contract hereunder by the lessee, the lessee agrees that the lessor shall charge 8% of the total rent hereunder to the lessee as the liquidated damages.

5.2.11 The lessor shall be entitled to report and submit the information on the lessee’s breach of contract and overdue performance hereof to Credit Reference Center, the People’s Bank of China, State institutions, media and the public.

5.2.12 Other remedies permitted by law.

5.3 The lessee shall be liable for the damages caused to the lessee and the third party due to the remedies taken by the lessor against the lessee.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Article 6 Special clauses

6.1 As a co-lessee and a party hereto, the two lessees shall be irrevocably jointly and severally liable for performance of the lessee’s obligations hereunder. The distribution of rights and obligations between the two lessees shall be separately agreed by them, provided that such agreement is not binding on the lessor and shall not affect the performance hereof.

6.2 During the performance of this contract, actual possession and use arrangement (including users and allocation of use time) of the leased automobile, final commitment and apportionment of the rent and other payables, as well as final ownership of the leased item upon retention, shall be determined by the two lessees through consultation without any interference by the lessor; however, either lessee shall not claim to refuse to perform any obligation that the lessee shall perform hereunder on the grounds of improper internal arrangement of the lessee or the existence of dispute, nor shall claim to have no legal relationship of finance lease with the lessor due to the lessee’s internal provisions on the possession, use, incomes and obligations of the leased item.

6.3 In order to facilitate the performance of this contract, the two lessees agree through consultation that [ ] shall be the executor of the lessee’s rights and obligations hereunder, representing the lessee to perform all the obligations hereunder (including but not limited to sending and receiving the annexes, files, and notices during the performance of this contract). In case that [ ] fails to perform this contract as agreed herein or the lessor reasonably believes that [ ] will be unable to perform this contract, the lessor shall also be entitled to require [ ] to perform at any time.

6.4 The two lessees jointly confirm that the lessor shall be deemed to claim the rights of them when claiming to either one; the lessor shall be deemed to perform its obligations to them when performing to either one (including but not limited to sending a notice and issuing an invoice).

6.5 If, as agreed herein, the lessor transfers the ownership of the leased automobile to the lessee, the two lessees shall negotiate the distribution of such ownership and jointly notify the lessor, and the lessor shall not bear any liability or obligation.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

6.6 In case of any inconsistency between the contract/agreement signed by the two lessees or with any other entities and this contract, this contract shall prevail.

Article 7 Effectiveness of the contract

7.1 This contract shall come into force upon signature and seal by the lessor and the lessee.

7.2 Finance Lease Contract (Sale-leaseback), Annexes to the Contract, Supplementary Clauses and Supplementary Contracts constitute the complete contract between the lessor and the lessee regarding the finance lease of the leased automobile, collectively referred to as “this contract”. This contract includes Annex I Lease Payment Form.

7.3 Any modification, supplement or change to the content hereof shall be agreed by the parties through consultation and in written form, and shall come into force upon signature and seal by the lessor and the lessee.

7.4 Disposition of rights

7.4.1 The lessee shall not transfer the rights or obligations hereunder without written consent of the lessor in advance.

7.4.2 The lessor shall be entitled to dispose of the contractual rights by means of joint ventures, joints, entrustment, sub-leasing, establishment of trusts, issuance of ABS, and credit assignment, and notify the lessee without its consent.

7.4.3 The lessor shall be entitled to dispose of the right in rem of the leased automobile, but it shall not damage the lessee’s rights of normal possession, use and incomes and the right of retention of the leased items, unless otherwise agreed herein.

7.4.4 In case of elimination of the civil subject of a natural person, its successor shall timely inform the lessor and specify whether to continue to lease the leased items. In case of continuing for lease, the successor and the lessor shall sign an agreement; if not, the lessor shall take back the leased automobile and the contract shall be dissolved. The lessee’s estate shall give priority to repaying the debts owed to the lessor, and the successor shall actively cooperate. In case of any dispute between the successors without consensus, the lease shall be deemed terminated.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Article 8 Dispute resolution

8.1 In case of any dispute arising between both parties due to performance of this contract, it shall first be settled through friendly negotiation. If such negotiation fails, either party may file a lawsuit with a People’s Court with jurisdiction in the signing place of the contract as stipulated herein.

Article 9 Supplemental provisions

9.1 Delivery. The address listed herein shall be the service address for judicial documents served by the court, including but not limited to the first instance, second instance, execution, retrial and other stages of litigation. The parties jointly agree that, delivery of the documents hereunder, including but not limited to judicial documents, collection documents, notices and related documents, shall be subject to the information provided by the lessee in the signature column hereof. In case of failure in delivery due to inaccuracy of the address or contact information provided or confirmed by the lessee or the guarantor; failure in notifying the lessor of the change in the address and contact information; or the lessee’s refusing to accept the documents and returning them, the relevant documents shall be deemed to have been delivered to the lessee on the second day upon sending to the mailing address by the lessor.

9.2 Signature and seal. The “signature and seal” herein refers to any written mark made by the signer for consent, including seal, electronic signature and seal, any signature in writing, fingerprint or any other symbols.

9.3 This contract is made in quadruplicate, three originals and one copy, which have the same legal effect, with the lessor holding one original and one copy, and each of the two lessees holding one original.

9.4 Within the term hereof, the lessor shall be entitled to transfer the rights and obligations hereunder in full or in part (except for the obligation to make payment for transfer of the leased item) and the ownership of the leased items to a third party; or pledge the rights hereunder in full or in part to a third party, or mortgage the leased item to a third party. The aforesaid transfer, pledge or mortgage of the lessor shall not affect the rights and obligations of the lessee hereunder. The lessee hereby expressly acknowledges that the lessor has obtained the consent of the lessee to exercise such rights within the term hereof.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

9.5 The lessee authorizes the lessor to, according to law, query and retain the lessee’s identity, property, credit and other relevant information from the basic database of financial credit information of the People’s Bank of China, legally-established credit institutions, relevant units and individuals for credit approval, post-loan management, quota approval, credit investigation, objection handling and other related financing business. The lessee authorizes the lessor to report and submit the lessee’s identity, contact, account, credit (including bad information) and other relevant information to the basic database of financial credit information of the People’s Bank of China and legally-established credit institutions.

The lessee hereby confirms that, each lessee has carefully read and understood all the clauses herein, especially those written with black fonts, and has inquired the content or clauses that they fail to understand, and the lessor has made description and explanation in details. Each lessee has understood and agreed with all the clauses and content herein without any objection.

The lessee signs this contract upon understanding first.

Automobile Finance Lease Contract (Sale-leaseback) V3.0

Lessor (seal): Hyperion Financial Leasing (Tianjin) Co., Ltd. Ningbo Branch

Authorized representative (signature):                                                                                                 Date:

Address: No. 72 South Zhongxing Road, Yinzhou District, Ningbo City, Zhejiang Province

Postcode: 315000                                                                                 Tel.: 0574-87850795

Fax: 0574-87850790                                                                                                 Bank of Deposit: ICBC Co., Ltd. Ningbo Songzhaoqiao Sub-Branch

Bank Account Number: 3901150909000093865

Lessee I (signature and fingerprint by the natural person/signature and official seal by the legal representative or authorized representative):

ID card number (social uniform credit code/organization code):

Date:

Service address:                                                                             Date:

Tel.:                                                                  Other contact and Tel.:

Email address:

Lessee II (signature and fingerprint by the natural person/signature and official seal by the legal representative or authorized representative):

ID card number (social uniform credit code/organization code):

Service address:                                                        Date:

Date:

Tel.:                                                                       Other contact and Tel.:

Email address:

The aforesaid two lessees are the co-lessee, collectively referred to as “the lessee” or referred to separately as “Lessee I”, “Lessee II”.

Guarantor (signature and fingerprint by the natural person/signature and official seal by the legal representative or authorized representative):

ID card number (social uniform credit code/organization code):

Service address:                            Date:

Tel.:                                                           Other contact and Tel.:

Email address: